Exhibit 99.1
ESS Tech, Inc. Announces Third Quarter 2025 Financial Results

Announced 50 MWh long-duration storage pilot project with Salt River Project (SRP)
Closed $40 million financing with Yorkville Advisors Global and subsequently repaid $15 million of the promissory note; completed the $25 million Standby Equity Purchase Agreement (SEPA)
Announced plans to launch a $75 million at-the-market (ATM) program with Yorkville, BMO, Canaccord, Needham, and Stifel
Investor Day planned for January 2026 to provide an in-depth update on execution and strategic priorities
WILSONVILLE, Ore. – November 13, 2025 – ESS Tech, Inc. (“ESS,” “ESS, Inc.” or the “Company”) (NYSE: GWH), a leading manufacturer of long-duration energy storage systems (LDES) for commercial and utility-scale applications, today announced financial results for its third quarter ended September 30, 2025.
The third quarter continued ESS’s steady execution of its strategic plan. Following leadership additions and organizational alignment earlier in the year, the Company advanced key customer programs and strengthened its capital position, laying the groundwork for manufacturing of its first Energy Base projects and broader commercialization commencing in 2026. During the quarter, ESS announced a 50 MWh Energy Base pilot project with Salt River Project (“SRP”), a major validation from one of the nation’s leading utilities, which marks the first large-scale deployment of the Company’s next-generation platform. Soon after, ESS completed a $40 million financing with YA II PN, Ltd., an investment fund managed by Yorkville Advisors Global, L.P. (“Yorkville”), further enhancing liquidity to support manufacturing readiness and upcoming project execution.
“We’ve built strong momentum over the course of 2025,” said Kelly Goodman, Interim Chief Executive Officer of ESS. “With key customer programs underway and new capital secured, our focus is now squarely on execution—delivering the Energy Base platform and demonstrating the performance and reliability that customers are demanding. Our technology is well-positioned to support the fast-growing digital infrastructure sector, where long-duration storage is essential to enabling a resilient, decarbonized grid.”
Since the financing, ESS has repaid $15 million of the first tranche of $30 million of the Yorkville promissory note and completed the $25 million Standby Equity Purchase Agreement (“SEPA”), reflecting continued capital discipline and proactive balance sheet management. These steps provide near-term flexibility and demonstrate the Company’s ability to efficiently access and deploy capital as needed.
ESS announced plans to launch a $75 million at-the-market (“ATM”) program with a syndicate including Yorkville, BMO, Canaccord, Needham, and Stifel to further strengthen that flexibility. The program is designed to provide efficient, discretionary access to capital when market conditions are favorable, ensuring ESS can raise funds opportunistically—not out of necessity—as it executes its next phase of growth.
As ESS advances into 2026, its focus will remain on execution, fulfilling the SRP pilot program, scaling manufacturing processes, and proving out the long-term economics of the Energy Base platform. This work will lay the foundation for broader commercialization and future contracts. Over the next 18 months, ESS expects its success to be measured less by traditional product revenue and more by operational progress, which includes validating performance, building customer confidence, and preparing for volume growth.
ESS also plans to host an Investor Day in January 2026, where management will outline progress across key initiatives and share its roadmap for 2026 and beyond.

Conference Call Details
ESS will hold a conference call on Thursday, November 13, 2025 at 5:00 p.m. EDT to discuss financial results for its third quarter 2025 ended September 30, 2025. Interested parties may join the conference call beginning at 5:00 p.m. EDT on Thursday, November 13, 2025 via telephone by calling +1 (646) 844-6383 and entering conference ID 359373. A telephone replay will be available until November 20, 2025, by dialing (866) 813-9403 in the U.S., or for international callers, +1 (929) 458-6194 with conference ID 302525. A live webcast of the conference call will be available on ESS’ Investor Relations website at http://investors.essinc.com/.
A replay of the call will be available via the web at http://investors.essinc.com/.
About ESS, Inc.
ESS (NYSE: GWH) is the leading manufacturer of long-duration iron flow energy storage solutions. ESS was established in 2011 with a mission to accelerate decarbonization safely and sustainably through longer lasting energy storage. Using easy-to-source iron, salt, and water, ESS iron flow technology enables energy security, reliability and resilience. We build flexible storage solutions that allow our customers to meet increasing energy demand without power disruptions and maximize the value potential of excess energy. For more information visit www.essinc.com.
Use of Non-GAAP Financial Measures
In this press release and the accompanying earnings call, the Company includes Non-GAAP Operating Expenses and Adjusted EBITDA, which are non-GAAP performance measures that the Company uses to supplement its results presented in accordance with U.S. GAAP. As required by the rules of the Securities and Exchange Commission (“SEC”), the Company has provided herein a reconciliation of the non-GAAP financial measures contained in this press release and the accompanying earnings call to the most directly comparable measures under GAAP. The Company’s management believes Non-GAAP Operating Expenses and Adjusted EBITDA are useful in evaluating its operating performance and are similar measures reported by publicly-listed U.S. companies, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Adjusted EBITDA is not intended to be a substitute for net income/loss or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. Further, Non-GAAP Operating Expenses are not intended to be a substitute for GAAP Operating Expenses or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.
The Company defines and calculates Non-GAAP Operating Expenses as GAAP Operating Expenses adjusted for stock-based compensation. The Company defines and calculates Adjusted EBITDA as net loss before interest, other non-operating expense or income, and depreciation and amortization, and further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, fair value adjustments for certain financial liabilities associated with debt and equity transactions as they are not indicative of business operations.
Forward-Looking Statements
This communication contains certain forward-looking statements, including statements regarding ESS and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “will” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements include, among others, statements regarding the Company’s manufacturing plans, the development and launch of the Energy Base product, the Company’s order and sales pipeline, the Company’s ability to successfully bid on projects and execute on orders, the Company’s ability to effectively manage costs, the Company’s partnerships with third parties, relationships with current and potential customers, and potential capital raising measures, including under the ATM program. These forward-looking statements are based on ESS’ current expectations and beliefs concerning future developments and their potential effects on ESS. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. There can be no assurance that the future developments affecting ESS will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ESS control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, delays, disruptions, or quality control problems in the Company’s manufacturing operations; issues related to the development and launch of the Energy Base product; failure to successfully bid on projects and acquire customers; issues related to the Company’s partnerships with third parties; risk of loss of government funding for customer projects; failure to raise additional capital, including under the ATM program, on acceptable terms or at all; and the Company’s need to achieve significant business growth to achieve sustained, long-term profitability. Except as required by law, ESS is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Contacts
Investors:
investors@essinc.com

Source: ESS Tech, Inc.

ESS Tech, Inc.
Condensed Statements of Operations and Comprehensive Loss
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue:
Revenue	$189	$355	$816	$2,911
Revenue - related parties	25	4	2,355	534
Total revenue	214	359	3,171	3,445
Cost of revenue	4,939	12,741	21,144	35,615
Gross profit (loss)	(4,725)	(12,382)	(17,973)	(32,170)
Operating expenses
Research and development	1,027	2,684	4,929	9,066
Sales and marketing	360	2,529	3,614	7,274
General and administrative	3,699	6,087	12,998	17,791
Total operating expenses	5,086	11,300	21,541	34,131
Loss from operations	(9,811)	(23,682)	(39,514)	(66,301)
Other (expense) income, net
Interest (expense) income, net	(456)	807	(210)	3,097
Gain on revaluation of common stock warrant liabilities	—	343	344	459
Other (expense) income, net	(108)	39	(77)	2
Total other (expense) income, net	(564)	1,189	57	3,558
Net loss and comprehensive loss to common stockholders	$(10,375)	$(22,493)	$(39,457)	$(62,743)

Net loss per share - basic and diluted	$(0.73)	$(1.90)	$(3.08)	$(5.35)

Weighted-average shares used in per share calculation - basic and diluted	14,154,333	11,814,580	12,822,333	11,722,378

ESS Tech, Inc.
Condensed Balance Sheets
(unaudited)
(in thousands, except share data)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$3,539	$13,341
Restricted cash, current	806	906
Accounts receivable, net	108	215
Short-term investments	—	18,263
Inventory	4,653	5,641
Prepaid expenses and other current assets	2,451	4,998
Total current assets	11,557	43,364
Property and equipment, net	18,484	20,582
Intangible assets, net	4,456	4,656
Operating lease right-of-use assets	391	1,503
Restricted cash, non-current	618	948
Other non-current assets	639	760
Total assets	$36,145	$71,813
Liabilities and stockholders' (deficit) equity
Current liabilities:
Accounts payable	$9,467	$8,070
Accrued and other current liabilities	8,143	9,315
Accrued product warranties	2,198	3,288
Operating lease liabilities, current	439	1,692
Deferred revenue, current	1,330	5,237
Financing obligation, current	2,226	—
Total current liabilities	23,803	27,602
Financing obligation, non-current	8,292	—
Deferred revenue, non-current - related parties	5,297	14,400
Common stock warrant liabilities	458	802
Other non-current liabilities	62	125
Total liabilities	37,912	42,929
Stockholders' equity:
Preferred stock ($0.0001 par value; 200,000,000 shares authorized, none issued and outstanding as of September 30, 2025 and December 31, 2024)	—	—
Common stock ($0.0001 par value; 1,000,000,000 shares authorized, 15,390,884 and 11,986,516 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively)	2	1
Additional paid-in capital	820,067	811,262
Accumulated deficit	(821,836)	(782,379)
Total stockholders' (deficit) equity	(1,767)	28,884
Total liabilities and stockholders' (deficit) equity	$36,145	$71,813

ESS Tech, Inc.
Condensed Statements of Cash Flows
(unaudited)
(in thousands)

	Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(39,457)	$(62,743)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,571	3,302
Non-cash interest income	(402)	(2,094)
Non-cash lease expense	1,112	1,000
Stock-based compensation expense	3,945	8,538
Change in fair value of common stock warrant liabilities	(344)	(459)
Other non-cash expenses, net	192	311
Changes in operating assets and liabilities:
Accounts receivable, net	108	1,352
Inventory	320	(4,722)
Prepaid expenses and other assets	2,668	(1,709)
Accounts payable	353	5,671
Accrued and other liabilities	(4,494)	(95)
Accrued product warranties	(1,090)	1,169
Deferred revenue	(2,659)	(122)
Operating lease liabilities	(1,253)	(1,142)
Net cash used in operating activities	(36,430)	(51,743)

Cash flows from investing activities:
Purchases of property and equipment	(1,074)	(3,823)
Maturities and purchases of short-term investments, net	18,411	47,709
Net cash provided by investing activities	17,337	43,886

Cash flows from financing activities:
Proceeds from issuance of common stock and common stock warrants, net of commission fees	4,789	—
Proceeds from financing arrangements	4,000	—
Proceeds from stock options exercised	5	80
Proceeds from contributions to Employee Stock Purchase Plan	103	214
Repurchase of shares from employees for income tax withholding purposes	(36)	(245)
Net cash provided by financing activities	8,861	49

Net change in cash, cash equivalents and restricted cash	(10,232)	(7,808)
Cash, cash equivalents and restricted cash, beginning of period	15,195	22,483
Cash, cash equivalents and restricted cash, end of period	$4,963	$14,675

ESS Tech, Inc.
Condensed Statements of Cash Flows (continued)
(unaudited)
(in thousands)

	Nine Months Ended September 30,
	2025	2024
Supplemental disclosures of cash flow information:
Cash paid for operating leases included in cash used in operating activities	$1,330	$1,306
Non-cash investing and financing transactions:
Purchase of property and equipment included in accounts payable and accrued and other current liabilities	2,303	2,844
Adjustment to right-of-use assets from lease modification	—	686
Application of deferred revenue to financing arrangements	6,518	—
Transfers between inventory and property and equipment, net	668	1,051

Cash and cash equivalents	$3,539	$12,822
Restricted cash, current	806	906
Restricted cash, non-current	618	947
Total cash, cash equivalents and restricted cash shown in the condensed statements of cash flows	$4,963	$14,675

ESS Tech, Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Research and development	$1,027	$2,684	$4,929	$9,066
Less: stock-based compensation	(223)	(614)	(552)	(1,923)
Non-GAAP research and development	$804	$2,070	$4,377	$7,143

Sales and marketing	$360	2,529	$3,614	$7,274
Less: stock-based compensation	113	(209)	(389)	(467)
Non-GAAP sales and marketing	$473	$2,320	$3,225	$6,807

General and administrative	$3,699	$6,087	$12,998	$17,791
Less: stock-based compensation	(482)	(1,306)	(1,405)	(4,280)
Non-GAAP general and administrative	$3,217	$4,781	$11,593	$13,511

Total operating expenses	$5,086	$11,300	$21,541	$34,131
Less: stock-based compensation	(592)	(2,129)	(2,346)	(6,670)
Non-GAAP total operating expenses	$4,494	$9,171	$19,195	$27,461

ESS Tech, Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(10,375)	$(22,493)	$(39,457)	$(62,743)
Interest (expense) income, net	456	(807)	210	(3,097)
Stock-based compensation	1,041	2,658	3,945	8,538
Depreciation and amortization	1,486	781	4,571	3,302
Gain on revaluation of common stock warrant liabilities	—	(343)	(344)	(459)
Environmental, Health & Safety compliance estimate	—	390	—	390
Financing costs	114	983	1,100	983
Other (expense) income, net	108	(39)	77	(2)
Adjusted EBITDA	$(7,170)	$(18,870)	$(29,898)	$(53,088)